Exhibit 99.1

Andy Cecere Vice Chairman and CFO June 7, 2011 Deutsche Bank 2011 Global Financial Services Investor Conference

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Overview Advantaged Position Current Topics

*As of June 3, 2011 U.S. Bancorp Businesses 1Q11 Dimensions Asset Size $311 billion Deposits $208 billion Loans $198 billion Customers 17 million NYSE Traded USB Market Capitalization* $47 billion Founded 1863 Bank Branches 3,082 ATMs 5,238

Mix of Businesses Payment Services Retail Payment Solutions Corporate Payment Systems Global Merchant Acquiring Wealth Management and Securities Services Wealth Management Corporate Trust Services Fund Services U.S. Bancorp Asset Management Institutional Trust & Custody Consumer and Small Business Banking Metropolitan Banking Community Banking Consumer Lending Mortgage Banking Small Business Banking Wholesale Banking and Commercial Real Estate Corporate Banking Commercial Banking Commercial Real Estate Full year 2010, excluding Treasury and Corporate Support Revenue Mix By Business Line Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer and Small Business Banking 43% Payment Services 28% WM&SS 9% Wholesale Banking and Commercial Real Estate 20%

Performance Metrics Source: SNL and company reports; Peer Banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0109 0.0101 0.0091 0.0071 0.0062 0.0014 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.119 0.097 0.093 0.072 0.068 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.492 0.55 0.566 0.576 0.588 0.591 0.629 0.689 0.704 0.723 Return on Average Assets Return on Average Common Equity Efficiency Ratio USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0138 0.0129 0.0123 0.0118 0.0102 0.0097 0.0058 0.0042 0.0036 0.0021 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.145 0.122 0.121 0.112 0.082 0.055 0.033 0.031 0.008 0.005 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.511 0.567 0.616 0.631 0.634 0.66 0.674 0.699 0.715 0.764 Since 1Q08 1Q11

Revenue Growth 1Q10 2Q10 3Q10 4Q10 1Q11 Reported 4321 4519 4587 4721 4519 2006 2007 2008 2009 2010 Reported 13742 14060 14677 16668 18148 $ in millions Taxable-equivalent basis Prior 5 Quarters Year-Over-Year Growth 11.3% 8.7% 7.9% 7.9% 4.6% Prior 5 Years Year-Over-Year Growth 3.8% 2.3% 4.4% 13.6% 8.9% USB Record Revenue 2010

Loan and Deposit Growth 1Q10 2Q10 3Q10 4Q10 1Q11 Loans 192.9 191.2 192.5 195.5 197.6 Deposits 182.5 183.3 182.7 190.3 204.3 2006 2007 2008 2009 2010 Loans 143.6 153.8 185 194.8 197.1 Deposits 124.9 131.4 159.4 183.2 204.3 $ in billions 2.0% $195.5 2.4% $197.6 3.9% $192.9 4.0% $191.2 5.8% $192.5 5.2% $190.3 11.9% $204.3 13.7% $182.5 12.3% $183.3 9.8% $182.7 1.2% $197.1 5.2% $143.6 7.1% $153.8 20.3% $185.0 5.3% $194.8 11.5% $204.3 0.2% $124.9 5.2% $131.4 21.3% $159.4 14.9% $183.2 Loans Deposits Prior 5 Quarters Average Balances Year-Over-Year Growth Prior 5 Years Ending Balances Year-Over-Year Growth

Loan and Deposit Growth vs. Peers Average balances adjusted for acquisitions Acquisition adjustments: USB - FCB and securitization trust acquisitions USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.021 0.006 0 -0.01 -0.053 -0.054 -0.054 -0.054 -0.081 -0.144 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Loan Growth 0.073 0.06 0.046 0.043 0.04 -0.013 -0.019 -0.03 -0.049 -0.081 Loan Growth 1Q11 vs. 1Q10 Deposit Growth 1Q11 vs. 1Q10

Credit Quality 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 -171 -212 -159 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 -0.05 -0.06 -0.05 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 -119 -58 -132 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 -0.11 -0.06 -0.14 $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) and FCB acquisition (1Q11 NPAs = $287 million) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261) (119) (171) (58) (212) (132) (159) The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to trend lower during 2Q11

Capital Position $ in billions 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 TARP 0 0 0 0 24.4 25.3 0 0 0 0 0 0 0 0 Tier 1 Capital Ratio 0.083 0.086 0.085 0.085 0.106 0.109 0.094 0.095 0.096 0.099 0.101 0.103 0.105 0.108 Tier 1 Common Ratio 0.056 0.057 0.056 0.057 0.051 0.054 0.067 0.068 0.068 0.071 0.074 0.076 0.078 0.082 Tier 1 Capital 17.5 18.5 18.6 18.9 18 18.9 21.7 22 22.6 23.3 24 24.9 25.9 26.8 TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio

U.S. Bancorp Overview Advantaged Position Current Topics

2007 Noninterest Bearing 33334 Savings 58298 Time 39813 Advantaged Position Growing the business 1Q11 Noninterest Bearning 47039 Savings 113971 Time 47249 4Q07 Ending Deposits $131 billion 1Q11 Ending Deposits $208 billion 1Q11 Commercial 49272 Commercial Real Estate 35437 Residential Mortgage and Home Equity 50972 Credit Card 15874 Other Retail 29243 Covered 17240 2007 Commercial 51074 Commercial Real Estate 29207 Residential Mortgage and Home Equity 39223 Credit Card 10956 Other Retail 23367 Covered 0 4Q07 Ending Loans $154 billion 1Q11 Ending Loans $198 billion Commercial Commercial Real Estate Residential Mtg and Home Equity Credit Card Other Retail Covered Noninterest-bearing Savings Time 33% 19% 26% 7% 15% 25% 18% 26% 8% 9% 14% 25% 45% 30% 23% 54% 23% USB +29% USB +59% Peer Median +23% Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC Peer Median +6%

Growing the business Advantaged Position 2010 Consumer 33 Wholesale 28 Wealth Management 5 Payments 34 2007 Consumer 39 Wholesale 24 Wealth Management 13 Payments 24 1Q07 Pre-provision Income $1.8 billion 1Q11 Pre-provision Income $2.2 billion 1Q11 4Q07 Employees 61256 54243 Number of Employees 24% 39% 13% 24% 28% 33% 5% 34% Consumer Wholesale WM&SS Payments USB +22% USB +13% Pre-provision income excludes securities gains (losses) net Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC Peer Median +7% Peer Median -11%

Advantaged Position Assumes 50% common stock issuance to redeem outstanding TARP Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, and WFC Minimal dilution during financial crisis Peer 1 USB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Dilution 0.04 0.09 0.15 0.16 0.21 0.5 0.55 0.59 0.87 0.71 TARP 0 0 0 0 0 0 0 0 0 0.38 Share Dilution (Due to SCAP Results and TARP Redemption) Assumed future TARP redemption dilution

U.S. Bancorp Overview Advantaged Position Current Topics

Regulatory Environment

✓ Existing regulatory oversight actions

	FY 2010 Actual	Annual Run Rate
Overdraft Legislation Pricing and Policy Changes	≈ $255	≈ $440 - $480
Card Act Net Interest Margin and Fee Income	≈ $160	≈ $250
Durbin Amendment	--	≈ $400*

✓ Future regulatory oversight actions

- Dodd-Frank Wall Street Reform and Consumer Protection Act
- Consumer Financial Protection Bureau

$ in millions, estimated reduction to revenue

* Full year 2011 impact approximately $200 million assuming implementation of $0.12 per transaction starting July 2011

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usbancorp

Capital Capital Tier 1 common ratio 7.7% under Basel III Liquidity Liquidity Coverage Ratio (LCR) requires replacing off-balance sheet liquidity with on-balance sheet liquidity Expect transition to on-balance sheet liquidity to result in increase in average investment portfolio in 2011 No impact to risk-weighted assets Moderate decline in net interest margin Minimal impact to net income Utilizing guidance from Basel Committee December 2010

Andy Cecere Vice Chairman and CFO June 7, 2011 Deutsche Bank 2011 Global Financial Services Investor Conference

Appendix

Non-Regulatory Capital Ratios

Andy Cecere Vice Chairman and CFO June 7, 2011 Deutsche Bank 2011 Global Financial Services Investor Conference